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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report                                                September 28, 2001
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                          ALADDIN GAMING HOLDINGS, LLC
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               (Exact name of Registrant as specified in charter)

                                     NEVADA
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                 (State of other jurisdiction of incorporation)

         333-49717                                               88-0379607
------------------------                                     -------------------
(Commission File Number)                                       (IRS Employee
                                                             Identification No.)

3667 Las Vegas Boulevard South, Las Vegas, Nevada                  89109
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(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code              (702) 785-5555
                                                   -----------------------------


                              ALADDIN CAPITAL CORP.
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               (Exact name of Registrant as specified in charter)

                                     Nevada
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                 (State or other jurisdiction of incorporation)

      333-49717-01                                               88-0379606
------------------------                                     -------------------
(Commission File Number)                                       (IRS Employee
                                                             Identification No.)

3667 Las Vegas Boulevard South, Las Vegas, Nevada                   89109
--------------------------------------------------------------------------------
(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code              (702) 785-5555
                                                   -----------------------------



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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURES.

     On September 28, 2001, Aladdin Gaming Holdings, LLC, a Nevada limited-liability company ("AGH"), issued a press release announcing that on that same date its subsidiary, Aladdin Gaming, LLC, a Nevada limited-liability company, filed a voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code with the United States Bankruptcy Court for the District of Nevada (the "Court"). The case has been designated as Case No. BK-S-20141-RCJ.

     Following the filing, the Court issued an interim order providing, among other things, authorization for initial post-petition financing of $9 million and use of cash collateral and further post-petition financing. The Court scheduled for October 26, 2001 a subsequent hearing to consider, entry of a final order with respect to use of cash collateral.

     Also on September 28, 2001, AGH issued the following press release concerning this matter:

     LAS VEGAS, Nevada (September 28, 2001) - Aladdin Gaming LLC, owner of Aladdin Resort & Casino, today filed a petition for Chapter 11 reorganization in U.S. Bankruptcy Court for the District of Nevada.

          The Chapter 11 petition will allow the resort to continue operation while management develops a reorganization plan. Along with the protection from foreclosure traditionally afforded by a Chapter 11 filing, Aladdin will also receive additional capital as needed to fund ongoing operations. The company's lending group through its syndication agent Bank of Nova Scotia has agreed to immediately provide $9 million in operating capital to meet the property's short-term cash flow needs. The lending group also expressed to the company and the court a willingness to lend up to an additional $41 million in funds to maintain operations at the 2,567-room hotel/casino.

          "Today's speedy and positive response by the court is a heartening move forward for Aladdin," said Aladdin spokesman Fred Lewis. "We will get about the business of reorganizing, mindful that we are part of a community and an industry that is feeling the effects of a national disaster. We will continue to work to attract guests to Las Vegas, and to provide them with a level of service that will make them want to return."

          Aladdin Resort & Casino features 2,567 hotel rooms, a
     100,000-square-foot main casino and the 30,000 square foot London Club Casino. The resort also includes 75,000 square feet of meeting space and the 7,000-seat Theatre for the Performing Arts. Aladdin adjoins the 475,000-square-foot Desert Passage shopping center, which is independently


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     owned and financed, and is operated by TrizecHahn Development and is not included in this Chapter 11 filing.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

          (c) The following exhibits are filed as part of this Current Report on Form 8-K:



     EXHIBIT NO.     DESCRIPTION
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
        99.1         Interim order issued by the Court, dated September 28, 2001

        99.2         Press Release dated September 28, 2001
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FORWARD-LOOKING STATEMENTS

     This Form 8-K (as well as other statements, written or oral, that AGH or its affiliates (collectively, "Aladdin") make concerning the subject matter of this Form 8-K) contains forward-looking statements that are subject to change.
These statements include, among other things, those relating to future financing, reorganization prospects, and business development activities. Such forward-looking statements involve significant risks and uncertainties, certain of which are beyond Aladdin's control. Actual results might differ materially from those described in forward-looking statements. Additional information concerning factors that could affect actual results is included in other filings made by AGH with the Securities and Exchange Commission.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  September 28, 2001             ALADDIN GAMING HOLDINGS, LLC
                                               (Registrant)



                                       By:  /s/  THOMAS A. LETTERO
                                            -------------------------
                                            Thomas A. Lettero
                                            Senior Vice President
                                            Chief Financial Officer



Dated:  September 28, 2001              ALADDIN CAPITAL CORP.
                                              (Registrant)



                                        By:  /s/ THOMAS A. LETTERO
                                             --------------------------
                                             Thomas A. Lettero
                                             Senior Vice President
                                             Chief Financial Officer


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